                                  EXHIBIT 99.5

[GRAPHICS OMITTED]



                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-A

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

DEAL INFO
Deal Name           Equity One 2005-A
Bloomberg Ticker:
Asset Class:        Subprime
Issuer:             Equity One (Popular)
Trustee:            JPM
Lead Manager(s)     FBR

Month:
 To Roll            22
 Remaining Term     351
 Remaining IO Term  --
% Interest Only     No IO

Cells in red font are calculations and should be left alone.

Please put averages in gray cells at the bottom of each bucket.

Master Servicer:       Equity One
Backup Servicer:
Primary Servicer (s):      % Name  Originator (s):  % Name
                    1                            1
                    2                            2
                    3                            3
                    4                            4
                    5                            5
                    6                            6
                    7                            7
                    8                            8
                    9                            9
                   10                           10

Please fill out complete list of servicers and originators even if it is greater then ten

                                   FICO BUCKET

                      DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            ----------------------------  WA LOAN  ------------------------------------------------------------------
FICO        # LOANS      BALANCE       %  BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC
----------  -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------
521 -- 540       48    6,486,020    2.63  135,210  8.125   532  81.29  36.88   100.00   96.32         81.89     77.32
541 -- 560       90   13,350,074    5.42  148,518  7.725   551  82.83  34.58    95.46   94.91         89.10     65.05
561 -- 580      126   16,974,709    6.89  134,879  7.439   571  80.47  36.20    92.66   93.04         83.75     76.54
581 -- 600      154   21,389,672    8.68  139,091  7.009   591  81.91  38.26    93.26   91.49         74.91     73.83
601 -- 620      204   33,138,666   13.45  162,678  6.931   611  83.66  38.35    93.36   93.94         75.83     68.02
621 -- 640      247   39,774,026   16.14  161,330  6.909   630  87.22  38.88    90.68   90.47         79.60     75.62
641 -- 660      239   39,478,721   16.02  165,462  6.852   650  86.64  37.24    88.75   88.47         72.58     66.46
661 -- 680      165   30,171,071   12.24  183,274  6.572   670  84.26  39.04    91.87   86.46         73.25     78.69
681 -- 700       87   16,390,818    6.65  188,825  6.543   690  85.91  37.02    79.20   82.93         71.36     77.78
701 >=          153   29,280,714   11.88  191,753  6.620   735  82.75  33.98    59.44   69.29         52.69     65.50
            -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------

TOTAL         1,513  246,434,492  100.00  163,158  6.924   638  84.35  37.34    87.27   87.77         73.90     71.83
            -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------
              WEIGHTED AVERAGE
                 COLLATERAL
              CHARACTERISTICS
            -------------------
FICO        INTEREST ONLY   MI%
----------  -------------  ----
521 -- 540           0.00  0.00
541 -- 560           0.00  0.00
561 -- 580           0.00  0.00
581 -- 600           0.00  0.00
601 -- 620           0.00  0.00
621 -- 640           0.00  0.00
641 -- 660           0.00  0.00
661 -- 680           0.00  0.00
681 -- 700           0.00  0.00
701 >=               0.00  0.00
            -------------  ----

TOTAL                0.00  0.00
            -------------  ----

FICO Mean:    632    Median:    630    Standard Deviation:    53

                                   LTV BUCKET

                           DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                 ----------------------------  WA LOAN  ------------------------------------------------------------------
LTV              # LOANS      BALANCE       %  BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC
---------------  -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------
<= 50.00              34    4,088,603    1.66  120,663  6.657   632  40.70  37.61    90.29   92.47         83.10     76.72
50.01 -- 55.00        18    2,698,596    1.10  150,203  7.090   628  52.23  36.58    87.33   81.59         85.82     87.35
55.01 -- 60.00        27    4,542,795    1.84  168,651  6.381   670  57.54  35.87    84.46   67.97         83.70     70.26
60.01 -- 65.00        34    6,285,039    2.55  185,271  6.072   647  62.68  32.56    81.85   86.83         69.94     78.02
65.01 -- 70.00        60   10,963,320    4.45  183,180  6.360   638  68.39  39.86    87.58   92.43         76.34     68.70
70.01 -- 75.00        96   15,355,274    6.23  160,341  6.569   631  73.44  31.20    77.06   72.53         74.52     76.37
75.01 -- 80.00       245   38,803,874   15.75  158,673  6.718   639  79.15  36.44    78.95   82.81         69.60     66.15
80.01 -- 85.00       244   40,417,144   16.40  165,910  6.957   627  83.63  34.25    81.47   83.71         74.35     67.33
85.01 -- 90.00       412   65,208,341   26.46  158,512  6.971   631  89.20  38.53    92.83   93.91         76.48     70.18
90.01 -- 95.00       104   18,075,370    7.33  174,116  7.051   641  93.68  38.76    98.48   91.92         78.36     78.09
95.01 -- 100.00      239   39,996,136   16.23  167,546  7.461   654  99.63  41.35    91.75   91.68         68.26     78.51
=>100                 --           --    0.00       --     --    --     --     --       --      --            --        --
                 -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------

TOTAL              1,513  246,434,492  100.00  163,158  6.924   638  84.35  37.34    87.27   87.27         73.90     71.83
                 -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------

                   WEIGHTED AVERAGE
                      COLLATERAL
                   CHARACTERISTICS
                 -------------------
LTV              INTEREST ONLY   MI%
---------------  -------------  ----
<= 50.00                  0.00  0.00
50.01 -- 55.00            0.00  0.00
55.01 -- 60.00            0.00  0.00
60.01 -- 65.00            0.00  0.00
65.01 -- 70.00            0.00  0.00
70.01 -- 75.00            0.00  0.00
75.01 -- 80.00            0.00  0.00
80.01 -- 85.00            0.00  0.00
85.01 -- 90.00            0.00  0.00
90.01 -- 95.00            0.00  0.00
95.01 -- 100.00           0.00  0.00
=>100                       --    --
                 -------------  ----

TOTAL                     0.00  0.00
                 -------------  ----


LTV Mean:    84.14    WA CLTV:    84.48    Standard Deviation:    12.57
LTV =80:    9.16    % Silent Seconds:    0.72%

-----------------------------------------------------------------------------------------------------------------------------------
                                                             DTI BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                     DEAL SIZE                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
           ----------------------------  WA LOAN  ---------------------------------------------------------------------------------
DTI        # LOANS      BALANCE       %  BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY
---------  -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------  -------------
< = 20         152   27,528,626   11.17  181,326  7.088   651  80.82   9.33    54.51   60.64         58.77     55.98           0.00
21 -- 25        87   11,419,696    4.63  131,465  7.176   628  83.47  22.65    88.30   90.66         67.08     58.55           0.00
26 -- 30       125   16,249,586    6.59  130,200  7.102   620  84.26  27.85    95.13   96.22         78.36     64.99           0.00
31 -- 35       167   27,610,152   11.20  165,587  6.888   634  83.50  32.90    90.84   93.79         75.65     71.59           0.00
36 -- 40       239   38,000,734   15.42  159,323  6.900   638  83.97  37.62    92.20   90.25         76.56     70.96           0.00
41 -- 45       260   42,183,954   17.12  162,527  6.935   638  85.23  42.69    93.16   91.15         77.15     76.52           0.00
46 -- 50       362   59,382,073   24.10  164,338  6.851   637  85.22  47.89    91.89   89.44         77.13     79.03           0.00
51 -- 55       116   23,015,818    9.34  198,772  6.754   640  86.84  51.81    84.63   90.68         72.91     77.52           0.00
56 -- 60         5    1,043,852    0.42  209,500  6.422   671  84.31  55.41   100.00   93.79         42.10     54.25           0.00
>60             --           --    0.00       --     --     0     --     --       --      --            --        --             --
           -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------  -------------

TOTAL        1,513  246,434,492  100.00  163,158  6.924   638  84.35  37.34    87.27   87.77         73.90     71.83           0.00

           -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------  -------------

DTI Mean:  37.17  Median:  39.7  Standard Deviation:  12.05

--------------------------------------------------------------------------------------------------------------------------
                                                      PURPOSE BUCKET
--------------------------------------------------------------------------------------------------------------------------
                            DEAL SIZE                               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  ----------------------------  WA LOAN  -----------------------------------------------------------------
PURPOSE           # LOANS      BALANCE       %  BALANCE   WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC
----------------  -------  -----------  ------  -------  ----  ----  -----  -----  -------  ------  ------------  --------
Purchase              200   34,124,550   13.85  170,860  7.04   674  86.48  31.62    54.94   62.02          0.00     68.12
Refi (Cash out)     1,111  182,116,930   73.90  164,204  6.92   632  84.09  38.29    92.39   91.25        100.00     71.28
Refi (no Cash)          -            -    0.00        -     -     -      -      -        -       -             -         -
Refi (Rate Term)      202   30,193,012   12.25  149,776  6.82   633  83.48  38.02    92.87   95.87          0.00     79.32
Consolidation           -            -    0.00        -     -     -      -      -        -       -             -         -
Other                   -            -    0.00        -     -     -      -      -        -       -             -         -
                  -------  -----------  ------  -------  ----  ----  -----  -----  -------  ------  ------------  --------

TOTAL               1,513  246,434,492  100.00  163,158  6.92   638  84.35  37.34    96.03   87.77         73.90     71.83
                  -------  -----------  ------  -------  ----  ----  -----  -----  -------  ------  ------------  --------
-------------------------------
         PURPOSE BUCKET
-------------------------------
                       WEIGHTED
                        AVERAGE
                     COLLATERAL
                CHARACTERISTICS
                  -------------
PURPOSE           INTEREST ONLY
----------------  -------------
Purchase                   0.00
Refi (Cash out)            0.00
Refi (no Cash)                -
Refi (Rate Term)           0.00
Consolidation                 -
Other                         -
                  -------------

TOTAL                      0.00
                  -------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          OCCUPANCY BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                                                                DEAL SIZE                     WA LOAN BALANCE
                                             -----------------------------------------------  ---------------      ----------------
OCC TYPE                                     # LOANS                     BALANCE           %                        WAC        FICO
--------                                     -------               -------------       -----                       ------     -----
Primary (OOC)                                   1334              215,053,741.65       87.27       161,495.94       6.885       632
Investment                                       134               21,605,808.73        8.77       161,408.56       7.417       676
2nd / Vacation                                    45                9,774,941.42        3.97       217,636.27       6.707       675

Rental                                             -                           -        0.00                -           -         -

Other                                              -                           -        0.00                -           -         -
                                             -------             ---------------      ------       ----------      ------     -----
TOTAL                                          1,513                 246,434,492      100.00          163,158        6.92       638
                                             =======             ===============      ======       ==========      ======     =====

---------------------------------------------------------------------------------------
                                OCCUPANCY BUCKET
---------------------------------------------------------------------------------------
                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
---------------------------------------------------------------------------------------
  %LTV     % DTI      PRIMARY     SF/PUD     REFI CACHOUT     FULL DOC    INTEREST ONLY
------     -----      -------     ------     ------------     --------    -------------
 84.84     38.85       100.00      93.60            78.24       72.99             0.00
 78.69     22.66         0.00      33.06            49.43       69.75             0.00
 85.93     36.58         0.00      80.47            32.45       50.83             0.00

     -         -            -          -                -           -               -

     -         -            -          -                -           -               -
 -----     -----      -------     ------     ------------     -------     ------------
 84.35     37.34        96.03      87.77            73.90       71.83             0.00
 =====     =====      =======     ======     ============     =======     ============

-----------------------------------------------------------------------------------------------------------------------------------
                                                   DOCUMENTATION BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                                                         DEAL SIZE
                                           --------------------------------------------------
DOC TYPE                                                                                               WA LOAN
--------                                      # LOANS                     BALANCE           %          BALANCE        WAC     FICO
                                              -------             ---------------      ------        ---------     ------     ----
Full Doc                                         1164              177,009,144.38       71.83       152,354.24      6.869      637
Alt Doc                                           203               44,223,043.70       17.95       218,141.48      6.929      636
Stated Income                                     138               23,318,137.41        9.46       169,188.91      7.292      647
Lite Doc                                            4                1,390,087.37        0.56       348,162.50      7.422      567
Stated Income/Stated Asset                          4                  494,078.94        0.20       123,545.00      7.427      610
TOTAL                                           1,513                 246,434,492      100.00          163,158       6.92      638

-------------------------------------------------------------------------------------
                              DOCUMENTATION BUCKET
-------------------------------------------------------------------------------------
          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
-------------------------------------------------------------------------------------
  %LTV     % DTI      PRIMARY     SF/PUD     REFI CACHOUT    FULL DOC   INTEREST ONLY
  ----     -----      -------     ------     ------------    --------   -------------
 84.39     38.35        88.68      86.67            73.34      100.00            0.00
 86.21     32.37        82.87      93.66            73.30        0.00            0.00
 80.77     38.85        84.61      83.94            79.72        0.00            0.00
 80.21     39.53        87.33     100.00            84.11        0.00            0.00
 83.33     40.94       100.00     100.00            25.58        0.00            0.00
 -----     -----      -------     ------     ------------     --------   ------------
 84.35     37.34        96.03      87.77            73.90       71.83            0.00
 =====     =====      =======     ======     ============     ========   ============

---------------------------------------------------------------------------------------------------------------------------------
                                                         PROPERTY BUCKET
---------------------------------------------------------------------------------------------------------------------------------
                                  DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                        ----------------------------  WA LOAN  ------------------------------------------------------------------
PROPERTY TYPE           # LOANS      BALANCE       %  BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC
----------------------  -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------
Single Family Detached    1,341  216,288,834   87.77  161,572  6.896   633  84.83  38.58    93.06  100.00         76.83     70.93
Duplex                       46    7,098,912    2.88  154,711  7.127   659  81.48  38.30    54.74    0.00         59.12     60.75
Condominium                  42    7,073,610    2.87  168,661  6.935   655  85.55  40.85    68.35    0.00         56.97     69.97
6-Unit                       15    4,570,624    1.85  304,913  6.944   669  77.65   1.38     7.88    0.00          8.51    100.00
Triplex                      13    2,086,434    0.85  160,858  6.918   716  76.40  44.96    42.10    0.00         64.18     62.25
5-Unit                        9    2,048,358    0.83  227,679  7.282   733  74.68   1.45     0.00    0.00         64.43    100.00
Quadruplex                   14    2,007,664    0.81  143,533  7.739   685  80.32  34.71    31.99    0.00         76.91     76.55
Townhouse                    12    1,910,034    0.78  159,403  6.994   646  91.09  41.05   100.00    0.00         83.93     90.06
7-Unit                        5    1,238,988    0.50  247,921  7.441   683  68.55   1.32    24.05    0.00         37.16    100.00
8-Unit                        4    1,087,975    0.44  272,520  7.453   664  70.47   1.62     0.00    0.00         32.92    100.00
Row Home                     12    1,023,059    0.42   85,323  7.717   638  88.01  40.51    94.19    0.00         68.54     81.31
                        -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------

TOTAL                     1,513  246,434,492  100.00  163,158   6.92   638  84.35  37.34    96.03   87.77         73.90     71.83
                        -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------
-------------------------------------
           PROPERTY BUCKET
-------------------------------------
                             WEIGHTED
                              AVERAGE
                           COLLATERAL
                      CHARACTERISTICS
                        -------------
PROPERTY TYPE           INTEREST ONLY
----------------------  -------------
Single Family Detached           0.00
Duplex                           0.00
Condominium                      0.00
6-Unit                           0.00
Triplex                          0.00
5-Unit                           0.00
Quadruplex                       0.00
Townhouse                        0.00
7-Unit                           0.00
8-Unit                           0.00
Row Home                         0.00
                        -------------

TOTAL                            0.00
                        -------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                                    DEAL SIZE                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                          ----------------------------  WA LOAN  ------------------------------------------------------------------
UPB                       # LOANS      BALANCE       %  BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC
------------------------  -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------
0.01 -- 50,000.00              68    2,697,811   1.090   39,745  8.405   605  77.01  31.81    88.47   85.47         62.38     83.63
50,000.01 -- 75,000.00        156    9,901,251   4.020   63,580  7.727   622  81.35  35.64    81.79   85.00         68.28     79.59
75,000.01 -- 100,000.00       208   18,334,695   7.440   88,294  7.333   627  85.41  36.79    88.88   88.09         76.03     83.84
100,000.01 -- 125,000.00      238   26,753,022  10.860  112,612  6.954   630  83.77  37.90    90.58   91.56         72.93     82.35
125,000.01 -- 150,000.00      206   28,254,262  11.470  137,409  6.942   631  85.25  39.43    91.87   94.22         75.99     76.58
150,000.01 -- 200,000.00      267   46,342,588  18.810  173,821  6.965   634  86.55  37.96    89.70   92.13         75.78     76.69
200,000.01 -- 250,000.00      156   35,214,196  14.290  226,183  6.762   642  83.48  37.30    90.43   85.95         75.65     69.33
250,000.01 -- 300,000.00       74   20,162,970   8.180  272,881  6.838   637  82.74  39.09    90.68   82.52         78.79     74.10
300,000.01 -- 350,000.00       45   14,591,717   5.920  324,765  6.435   650  84.55  36.82    79.99   77.34         70.78     78.02
350,000.01 -- 400,000.00       37   13,899,152   5.640  376,432  6.859   660  85.56  30.14    78.06   75.48         75.96     70.05
400,000.01 -- 450,000.00       20    8,405,285   3.410  421,058  6.505   658  85.07  33.63    80.02   80.02         65.29     64.70
450,000.01 -- 500,000.00       12    5,788,345   2.350  483,579  6.285   645  80.28  40.38    91.73  100.00         66.67     50.85
500,000.01 -- 600,000.00       14    7,644,860   3.100  546,588  7.026   667  83.59  38.86    63.60   78.03         49.90     35.18
600,000.014 =                  12    8,444,338   3.430  704,760  6.843   627  82.51  38.96    82.51  100.00         83.59      8.87
                          -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------

TOTAL                       1,513  246,434,492  100.00  163,158  6.924   638  84.35  37.34    96.03   87.77         73.90     71.83
                          -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------
---------------------------------------
            PRINCIPAL BUCKET
---------------------------------------
                               WEIGHTED
                                AVERAGE
                             COLLATERAL
                        CHARACTERISTICS
                          -------------
UPB                       INTEREST ONLY
------------------------  -------------
0.01 -- 50,000.00                  0.00
50,000.01 -- 75,000.00             0.00
75,000.01 -- 100,000.00            0.00
100,000.01 -- 125,000.00           0.00
125,000.01 -- 150,000.00           0.00
150,000.01 -- 200,000.00           0.00
200,000.01 -- 250,000.00           0.00
250,000.01 -- 300,000.00           0.00
300,000.01 -- 350,000.00           0.00
350,000.01 -- 400,000.00           0.00
400,000.01 -- 450,000.00           0.00
450,000.01 -- 500,000.00           0.00
500,000.01 -- 600,000.00           0.00
600,000.01> =                      0.00
                          -------------

TOTAL                              0.00
                          -------------

Min  24,971  Max  750,000

-----------------------------------------------------------------------------------------------------------------------------------
                                           STATE CONCENTRATION BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DEAL SIZE
                                  ----------------------------------------------------           WA LOAN
STATE                             # LOANS                   BALANCE                  %           BALANCE             WAC   FICO
--------------                    -------                ----------              -----          --------           -----   ----
North Carolina                       175                 26,541,762              10.77           151,933           6.997    627
New Jersey                           100                 25,309,107              10.27           253,449           7.147    658
Pennsylvania                         160                 20,398,357               8.28           127,696           7.404    623
California                            71                 17,093,364               6.94           241,324           6.299    652
Florida                               91                 13,696,708               5.56           150,769           6.898    630
Maryland                              59                 13,087,296               5.31           222,237           6.355    641
Georgia                               71                 11,369,641               4.61           160,427           6.927    631
Ohio                                  94                 11,194,585               4.54           119,304           7.273    627
Wisconsin                             68                 10,980,188               4.46           161,619           7.127    632
Virginia                              44                  9,598,579               3.89           218,512           6.596    638
Arizona                               59                  9,119,248               3.70           154,906           6.294    655
Missouri                              60                  7,418,933               3.01           123,865           6.983    623
Delaware                              33                  6,409,125               2.60           194,531           6.912    621
South Carolina                        51                  6,079,218               2.47           119,459           7.388    626
Illinois                              39                  5,643,529               2.29           144,860           7.227    637

----------------------------------------------------------------------------------------
                              STATE CONCENTRATION BUCKET
----------------------------------------------------------------------------------------
                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------
  %LTV     % DTI     PRIMARY     SF/PUD       REFI CACHOUT    FULL DOC     INTEREST ONLY
------   -------    -------     -------       ------------    --------     -------------
 87.61     37.48      84.96       97.20              69.98       64.41              0.00
 81.19     38.47      73.30       67.04              59.24       53.20              0.00
 84.79     35.79      86.76       82.84              78.04       66.35              0.00
 75.14     40.02      96.08       90.90              76.64       80.42              0.00
 84.18     38.81      91.75       93.31              73.49       68.69              0.00
 81.52     42.05      95.07       93.20              82.44       81.50              0.00
 87.67     37.75      97.16       95.65              82.38       68.71              0.00
 87.01     35.28      89.69       92.29              85.58       70.23              0.00
 87.43     37.47      87.56       97.30              85.18       50.60              0.00
 85.85     43.40     100.00       96.59              85.76       75.11              0.00
 85.92     35.64      88.81       98.34              70.01       74.11              0.00
 86.48     38.29      95.32       98.37              49.12      100.00              0.00
 82.36     34.31      91.90       89.13              82.01       65.44              0.00
 88.85     37.87      93.55       98.58              69.01       84.90              0.00
 87.13     41.55      84.23       76.44              78.90       87.63              0.00

-----------------------------------------------------------------------------------------------------------------------------------
                                                        FIXED / FLOATING
-----------------------------------------------------------------------------------------------------------------------------------
                                                    DEAL SIZE
                                 ----------------------------------------------------           WA LOAN
TYPE                             # LOANS                   BALANCE                 %            BALANCE            WAC     FICO
----------                       -------               -----------             ------           -------           -----    ---
ARM 2/28                             809               140,361,812              56.96           173,736           6.916    631
Fixed 30 yr                          599                91,588,603              37.17           153,176           6.934    646
Fixed 15 yr                           39                 4,730,036               1.92           122,143           7.051    646
Fixed 20 yr                           37                 4,132,891               1.68           112,162           6.856    646
ARM 5/25                              15                 3,285,362               1.33           219,656           6.871    644
Balloon 10 yr                          5                   719,386               0.29           143,976           8.050    711
Fixed 25 yr                            4                   680,064               0.28           171,608           6.299    668
ARM 3/27                               2                   533,829               0.22           267,579           6.505    650
Fixed 10 yr                            1                   207,200               0.08           207,200           7.130    610
Fixed 28 yr                            1                   125,309               0.05           126,000           5.300    727
Fixed 22 yr                            1                    70,000               0.03            70,000           7.990    671
                                 -------               -----------             ------           -------           -----    ---
TOTAL                              1,513               246,434,492             100.00           163,158           6.924    638
                                 -------               -----------             ------           -------           -----    ---

----------------------------------------------------------------------------------------
                                FIXED / FLOATING
----------------------------------------------------------------------------------------
             WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
----------------------------------------------------------------------------------------
  %LTV     % DTI    PRIMARY      SF/PUD       REFI CACHOUT     FULL DOC     INTEREST ONLY
 -----   -------    -------      ------       ------------     --------     -------------
 85.63     36.49      83.87       85.18              69.50        64.62              0.00
 82.63     38.87      92.71       92.50              80.37        80.83              0.00
 80.38     34.76      86.19       81.94              90.40        84.71              0.00
 78.76     37.85      94.23       90.32              73.08        91.83              0.00
 90.57     37.93      88.37       94.59              67.83        71.42              0.00
 76.58      1.52       0.00        0.00              46.33       100.00              0.00
 86.33     46.34      90.67      100.00              42.90       100.00              0.00
 92.43     40.29     100.00       38.72             100.00       100.00              0.00
 70.00     47.62     100.00      100.00             100.00         0.00              0.00
 90.00     44.00     100.00      100.00               0.00       100.00              0.00
 93.33     46.04     100.00      100.00             100.00       100.00              0.00
 84.35     37.34      96.03       87.77              73.90        71.83              0.00

-----------------------------------------------------------------------------------------------------------------------------------
                                                            LIEN BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                     DEAL SIZE                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
           ----------------------------  WA LOAN  ---------------------------------------------------------------------------------
TYPE       # LOANS      BALANCE       %  BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY
---------  -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------  -------------
First        1,513  246,434,492  100.00  163,158  6.924   638  84.35  37.34    96.03   87.77         73.90     71.83           0.00
Second           -            -    0.00        -      -     -      -      -        -       -             -         -              -
Third            -            -    0.00        -      -     -      -      -        -       -             -         -              -
Other            -            -    0.00        -      -     -      -      -        -       -             -         -              -
           -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------  -------------

TOTAL        1,513  246,434,492  100.00  163,158  6.924   638  84.35  37.34    96.03   87.77         73.90     71.83           0.00
           -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------  -------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         PREPAYMENT BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                     DEAL SIZE                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
           ----------------------------  WA LOAN  ---------------------------------------------------------------------------------
TYPE       # LOANS      BALANCE       %  BALANCE    WAC  FICO   %LTV  % DTI  PRIMARY  SF/PUD  REFI CACHOUT  FULL DOC  INTEREST ONLY
---------  -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------  -------------
None           575   89,435,164  36.290  155,784  7.099   638  84.88  38.52    85.92   86.66         70.79     66.71           0.00
6 Months         -            -   0.000        -      -     -      -      -        -       -             -         -              -
1 Year          11    2,417,065   0.980  220,385  6.494   633  87.58  37.67    78.93  100.00         82.02     56.21           0.00
2 Year         473   81,923,147  33.240  173,448  6.852   627  86.04  35.23    85.63   85.73         71.25     70.54           0.00
3 Year         454   72,659,115  29.480  160,389  6.805   649  81.69  38.25    91.05   91.02         80.45     80.10           0.00
5 Year           -            -   0.000        -      -     -      -      -        -       -             -         -              -
Other            -            -   0.000        -      -     -      -      -        -       -             -         -              -
           -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------  -------------

TOTAL        1,513  246,434,492  100.00  163,158  6.924   638  84.35  37.34    96.03   87.77         73.90     71.83           0.00
           -------  -----------  ------  -------  -----  ----  -----  -----  -------  ------  ------------  --------  -------------


*All ARMs indexed to 6 mo LIBOR
---------------------------------------------------------------------------------------------
                                        DEAL COVERAGE
---------------------------------------------------------------------------------------------
                                       LOAN-TO-VALUE (LTV)
  PERCENTAGE OF THE
      DEAL BASED       ----------------------------------------------------------------------
   ON FICO AND LTV
       BUCKETS.*       < = 55  55-60  60-65  65-70  70-75  75-80  80-85  85-90  90-95  95-100
---------------------  ------  -----  -----  -----  -----  -----  -----  -----  -----  ------
           501 -- 550    2.94   0.29   0.85   4.49   3.52  27.34  40.40  16.15   4.02    0.00
           551 -- 600    3.91   1.75   2.51   5.68   9.44  13.78  19.16  39.06   3.10    1.62
    F      601 -- 625    3.91   1.17   2.06   5.32   6.01  16.41  13.66  22.86  10.61   17.99
    I      626 -- 650    1.70   0.55   2.36   2.56   5.69  14.51  15.63  23.32   6.14   27.55
    C      651 -- 675    1.47   3.63   1.52   3.17   5.22  12.61  11.56  27.73  13.29   19.81
    O      676 -- 700    2.84   0.55   6.62   4.31   7.73  10.90  15.78  24.02   6.38   20.87
           701 -- 725    1.82   0.73   2.09   4.99   4.01  16.86  13.99  31.50   8.52   15.48
           726 -- 750    2.27   0.00   3.29   7.43   0.00  23.24  15.11  20.51   0.00   28.14
               751> =    3.85  14.57   2.90   6.71   7.78  33.14  14.96   9.03   1.43    5.63
           ----------  ------  -----  -----  -----  -----  -----  -----  -----  -----  ------
                TOTAL    2.75   1.84   2.55   4.45   6.23  15.75  16.40  26.46   7.33   16.23
           ----------  ------  -----  -----  -----  -----  -----  -----  -----  -----  ------


          * This table should be filled out with the percentage of the deal corresponding to each cross LTV and FICO buckets


*No Mortgage Insurance


*No Interest Only Loans